Annual Report

Short-Term
Bond Fund
May 31, 1997

T. Rowe Price

Report Highlights

o The bond market was generally tepid over the last six months as the economy showed surprising strength but inflation remained subdued.

o Due to generally rising interest rates, the Short-Term Bond Fund returned a modest 1.89% over the last six months, slightly lagging the average for similar funds. The fund returned a solid 6.28% for the fiscal year, virtually in line with the peer group.

o Given the prospect for higher short-term rates, we maintained a defensive stance. The portfolio was concentrated in high-quality corporate and mortgage-backed securities.

o    We cannot rule out further tightening by the Federal
     Reserve in coming months, but expect economic growth to be moderate and inflation to remain under control.

Fellow Shareholders

The bond market was lackluster over the last six months as the economy developed considerable momentum. Seeking to preempt a rise in inflation, the Federal Reserve raised the key federal funds target in March for the first time in two years. Interest rates rose through most of the first half, although they retreated toward the end of the period when no clear evidence of accelerating inflation emerged.

MARKET ENVIRONMENT

The economy grew at a vigorous annualized rate of 5.8% in the first quarter of 1997, roughly double its average pace during the current six-year expansion. Consumers kept the cash registers ringing for such items as automobiles, major appliances, and furniture. With jobs being created at a rapid clip, the civilian unemployment rate dropped to 4.8% in May, its lowest level in more than two decades. After repeated warnings that it could not wait forever for the economy to slow on its own, the Federal Reserve lifted the federal funds target by a quarter-point in March to 5.5%.

Chart 1 - Interest Rate Levels line chart

The Fed's objective was to avoid a repetition of the late 1980s, when labor markets became extremely tight, leading to rising wage inflation. The longer the central bank can keep inflation around its trend rate so far this decade, about 3%, the longer the economic expansion is expected to last. As shown in the chart, interest rates generally rose over the last six months, with a spike upward after the Fed tightening. However, rates subsequently fell back after it became clear that inflation was not accelerating. In particular, the employment cost index, arguably the best measure of total compensation because it includes both wages and benefits, continued to rise at an acceptable level of just under 3%.

Nevertheless, the Fed feared that the explosive strength in demand would eventually result in accelerating inflation and consequently tapped on the brakes to slow the economy. In this environment, bonds generally produced modest returns.

PERFORMANCE AND STRATEGY REVIEW

The fund slightly lagged its competitor funds over the last six months, posting a modest return as income was partially offset by a $0.05 decline in share price. Over the 12 months ended May 31, the fund produced a solid return, essentially in line with its peer group, as shown in the table.

Performance Comparison

Periods Ended 5/31/97           6 Months     12 Months
_______________________________________________________

Short-Term Bond Fund                1.89%         6.28%

Lipper Short Investment-Grade
Debt Funds Average                  2.05          6.31

At the time of our last report to you in November, we had moved the fund's effective duration to 1.8 years, a somewhat defensive stance given the sharp drop in interest rates at that time. (Duration is a more accurate measure than maturity of a fund's price sensitivity to changes in interest rates. Shortening duration cushions declines in the fund's share price when interest rates rise.) This move proved advantageous as interest rates generally rose over the last six months. Given the continued risk of tightening by the Fed, we maintained this defensive stance, with a duration of 1.9 years as of May 31.

We continued to rely on sizable allocations in corporate and mortgage-backed securities, which, together with cash equivalents and asset-backed securities, account for more than 85% of fund assets. (See table following this letter.) We trimmed mortgages after a first-quarter rally decreased their yield advantage compared with Treasury issues. Nevertheless, they still represented 28% of fund assets, an overweighting compared with our Lipper peer group.

Most of our remaining assets were spread among a wide selection of high-quality corporate issues. Economic fundamentals continue to be in excellent shape, and there are few clouds on the horizon to threaten corporate earnings and financial strength.

Overall, our corporate exposure (excluding cash equivalents) represented 55% of assets on May 31. We increased corporate bonds in almost every sector, notably in banking, industrials, and consumer products after issues became available at attractive prices. Conversely, we trimmed our position in asset-backed securities after strong performance boosted their prices to less attractive levels. We will continue to maintain our emphasis on corporates as long as prospects for the economy remain good.

The fund continued to maintain a high level of credit quality, with nearly 80% of assets invested in issues rated A or higher. At this juncture, given the probability of higher short-term rates, we are reluctant to add to our positions in lower-quality issues, which currently offer below-average incremental return for the additional credit risk.

Chart 2 - Quality Diversification Pie chart

OUTLOOK

Some additional tightening of monetary policy remains a possibility this year as the Federal Reserve tries to dampen the economy's blistering pace. Credit markets may again be roiled by a higher federal funds rate, and other market interest rates may also inch upward.

However, with the economic expansion now in its seventh year, the prospects look good for a return to moderate growth with inflation remaining under control. Bonds should do well in this environment.

Respectfully submitted,

Edward A. Wiese
President and Chairman of the Investment Advisory Committee

June 17, 1997

T. Rowe Price Short-Term Bond Fund

Portfolio Highlights

Key statistics

                                    11/30/96      5/31/97
__________________________________________________________

Price Per Share                       $ 4.70       $ 4.65

Dividends Per Share

    For 6 months                        0.14         0.14

    For 12 months                       0.28         0.27

Dividend Yield *

    For 6 months                        5.99%        5.98%

    For 12 months                       6.09         6.07

Weighted Average Maturity (years)        2.4          2.4

Weighted Average Effective
    Duration (years)                     1.8          1.9

Weighted Average Quality **               AA           AA

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
**  Based on T. Rowe Price research.

T. Rowe Price Short-Term Bond Fund

Portfolio Highlights

SECTOR Diversification

                                  Percent of   Percent of
                                  Net Assets   Net Assets
                                    11/30/96      5/31/97
__________________________________________________________

Mortgage-Backed Securities               31%          28%

Banking                                    6           10

U.S. Treasury Obligations                 14            9

Utilities                                  8            8

Industrial                                 4            7

Transportation                             4            5

Finance and Credit                         5            5

Asset-Backed Securities                    7            5

Cash Equivalents                           8            4

Retail                                     2            4

Consumer Products                          1            3

Insurance                                  1            3

Media and Communications                   3            3

U.S. Government Agency Obligations         3            3

All Other                                  3            2

Other Assets Less Liabilities              -            1
___________________________________________________________

Total                                    100%         100%

T. Rowe Price Short-Term Bond Fund

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Chart 3 - SEC chart

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 5/31/97    1 Year  3 Years  5 Years  10 Years
___________________________________________________________

Short-Term Bond Fund      6.28%    4.75%    4.58%     6.36%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Short-Term Bond Fund

For a share outstanding throughout each period

Financial Highlights


             For a share outstanding throughout each period

           Year                 3 Months#     Year
          Ended                     Ended    Ended
        5/31/97  5/31/96 5/31/95  5/31/94  2/28/94 2/28/93

NET ASSET VALUE

Begin-
ning
of
period   $ 4.64 $   4.72 $  4.85  $  5.00 $   5.09 $   5.05

Invest-
ment
activi-
ties

Net
invest-
ment
income     0.27     0.29    0.29     0.07     0.31     0.33

Net
real-
ized and
unreal-
ized
gain
(loss)     0.01    (0.08)  (0.13)   (0.15)   (0.09)    0.04

Total
from
investment
activi-
ties       0.28     0.21    0.16    (0.08)    0.22     0.37

Distri-
butions

Net
invest-
ment
income    (0.26)   (0.28)  (0.29)   (0.07)   (0.28)   (0.33)

Tax
return
of
capital   (0.01)   (0.01)      -        -    (0.03)       -

Total
distri-
butions   (0.27)   (0.29)  (0.29)   (0.07)   (0.31)   (0.33)

NET ASSET VALUE

End of
period   $ 4.65 $   4.64 $  4.72  $  4.85 $   5.00 $   5.09

Ratios/Supplemental Data

Total
return    6.28%    4.58%   3.41%  (1.65)%    4.36%    7.63%

Ratio of
expenses
to
average
net
assets    0.74%    0.72%   0.79%    0.79%!   0.74%    0.76%

Ratio of
net
investment
income to
average
net
assets    5.91%    6.15%   6.09%    5.56%!   6.00%    6.59%

Portfolio
turnover
rate     103.9%   118.7%  136.9%   222.8%!   90.8%    68.4%

Net
assets,
end of
period
(in thou-
sands)$373,284 $429,498 $493,726$601,924  $668,066 $556,330

!   Annualized.
#   The fund's fiscal year-end was changed to May 31.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Short-Term Bond Fund

May 31, 1997

Statement of Net Assets

                                              Par     Value
                                              In thousands

CORPORATE BONDS AND NOTES  50.0%

Banking  9.8%

Banco Latinoamericano, (144a),
    6.97%, 10/16/00                     $   4,650 $   4,640

Chase Manhattan, Sub. Notes,
    8.00%, 4/15/02                          4,050     4,051

First National Bank of Commerce,
    Sr. Notes, 6.50%, 1/14/00               4,450     4,430

Firstar, Sub. Notes, 7.15%, 9/1/00          2,700     2,714

Keycorp Institutional Capital,
    (144a), 6.625%, 6/1/99                  4,500     4,539

MBNA, Sr. Notes, 7.49%, 9/14/99             4,300     4,374

Mercantile Bankshares, Sr. Notes,
    (144a), 6.13%, 7/15/98!                 3,500     3,490

Morgan Guaranty Trust, Sub. Notes,
    7.375%, 2/1/02                          4,000     4,072

National City Capital Trust,
    Gtd. Notes, (144a), 6.75%, 6/1/99       4,400     4,412

                                                     36,722

Consumer Products  3.4%

Grand Metropolitan Investment, Gtd.
    Notes, 6.50%, 9/15/99                   4,450     4,447

Philip Morris, 7.25%, 9/15/01               4,300     4,311

RJR Nabisco, 8.625%, 12/1/02                3,630     3,703

                                                     12,461

Finance and Credit  4.8%

Ciesco, MTN, (144a), 7.38%, 4/19/00!        3,750     3,810

Countrywide Funding, MTN, 6.02%,
    3/25/98                                 5,000     4,991

General Electric Capital, MTN,
    8.10%, 1/26/99                          5,000     5,147

Heller Financial, 7.875%, 11/1/99           3,780     3,876

                                                     17,824

Industrials  6.9%

Black & Decker, 6.325%, 12/20/01            6,850     6,985

Cyprus Minerals, Deb., 10.125%,
    4/1/02                                  3,600     4,036

General Motors Acceptance
    Corporation, MTN
      6.625%, 4/24/00                       4,400     4,386

IBM, 6.375%, 6/15/00                        5,000     4,965

Lockheed Martin, Gtd. Notes, 6.55%,
    5/15/99                                 4,500     4,497

Westinghouse Credit, MTN, 9.04%,
    6/1/98                                  1,000     1,017

                                                     25,886

Insurance  3.1%

American Annuity Group Capital
    Trust, (144a), 7.25%, 9/25/01       $   3,615 $   3,619

Chubb, Deb., 8.75%, 11/15/99                3,338     3,437

USF&G, 7.00%, 5/15/98                       4,600     4,633

                                                     11,689

Investment Dealers  1.2%

Lehman Brothers, MTN, 6.75%, 5/24/99        4,450     4,458

                                                      4,458

Media and Communications  2.8%

Lucent Technologies, 6.90%, 7/15/01         4,675     4,694

NWCG Holdings, Sr. Disc. Notes,
    Zero Coupon, 6/15/99                    4,550     3,953

Tele-Communications, Sr. Notes,
    9.25%, 4/15/02                          1,800     1,918

                                                     10,565

Petroleum  1.5%

Occidental Petroleum, MTN, 5.85%,
    11/9/98                                 2,975     2,950

PDV America, Sr. Notes, 7.25%, 8/1/98       2,700     2,711

                                                      5,661

Retail  3.6%

Dayton Hudson, 9.40%, 2/15/01               4,725     5,077

Rite Aid, 6.70%, 12/15/01                   3,575     3,530

Sears Roebuck & Company, MTN, 8.23%,
    5/4/99                                  4,800     4,946

                                                     13,553

Transportation  5.2%

Burlington Northern, 7.40%, 5/15/99         2,775     2,821

Chilbar Shipping, 6.98%, 7/15/01            2,432     2,444

Delta Air Lines, ETC, 9.60%,
    5/26 - 6/1/00                           2,960     3,151

Federal Express, 6.25%, 4/15/98             4,250     4,252

Qantas Airways Ltd., Sr. Notes,
    (144a), 7.50%, 6/30/03                  2,275     2,310

Union Pacific, 7.00%, 6/15/00               4,500     4,502

                                                     19,480

Utilities  7.7%

Commonwealth Edison, 1st Mtg.
    Bonds, 6.25%, 2/1/98                    1,550     1,550

Consumers Energy, 1st Ref. Mtg.
    Bonds, 6.875%, 5/1/98                   3,250     3,251

Midamerican Energy, Sr. Notes,
    6.50%, 12/15/01                         4,450     4,373

Orange and Rockland Utilities,
    Deb., 6.14%, 3/1/00                     4,500     4,429

Pacific Gas and Electric, 1st Mtg.
    Bonds, 8.75%, 1/1/01                    4,500     4,768

Potomac Capital

    MTN

      6.38%, 10/6/97                    $   1,500 $   1,500

      6.61%, 3/16/98                        1,000     1,001

Progress Capital Holdings, Gtd.
    Notes, (144a), 6.88%, 8/1/01            4,400     4,361

System Energy Resources, 1st Mtg.
    Notes, 7.625%, 4/1/99                   3,250     3,296

                                                     28,529

Total Corporate Bonds and Notes
    (Cost  $186,931)                                186,828

ASSET-BACKED SECURITIES  4.6%

Auto-Backed  0.1%

USAA Auto Loan Grantor Trust,
    5.00%, 11/15/99                           415       414

                                                        414

Credit Card-Backed  2.6%

American Express Master Trust,
    7.15%, 8/15/99                          4,750     4,802

MBNA Master Credit Card Trust,
    5.838%, 3/15/01                         5,000     5,006

                                                      9,808

Home Equity Loans-Backed  1.3%

Access Financial Mortgage Loan
    Trust, 6.90%, 5/18/11                   4,450     4,452

U.S. Home Equity Loan, 8.50%,
    4/15/21                                   162       162

                                                      4,614

Receivables-Backed  0.6%

Harley Davidson Eaglemark, (144a),
    6.35%, 10/15/02                         2,225     2,214

                                                      2,214

Total Asset-Backed Securities
    (Cost  $17,179)                                  17,050

U.S. GOVERNMENT MORTGAGE-BACKED

SECURITIES  28.0%

U.S. Government Agency Asset-Backed  0.9%

Federal Home Loan Mortgage, REMIC,
    6.92%, 1/25/12                          3,440     3,443

                                                      3,443

U.S. Government Agency Obligations  25.5%

Federal Home Loan Mortgage

      6.50%, 12/1/99                        9,833     9,836

      9.00%, 7/1/01 - 7/1/02                1,400     1,446

      9.50%, 8/1/01 - 9/1/02                  823       859

      10.00%, 1/1/01 - 10/1/05                521       550

Federal Home Loan Mortgage

      11.00%, 8/1/00 - 2/1/01           $     403 $     430

    5 year balloon

      5.00%, 5/1 - 6/1/99                   4,290     4,214

      6.00%, 4/1/99                        10,566    10,523

      7.50%, 1/1/98 - 5/1/00                6,975     7,035

    7 year balloon

      7.00%, 6/1 - 11/1/99                  7,061     7,100

      9.50%, 8/1/97                            55        55

    REMIC

      7.00%, 3/15/08                        6,144     6,159

      7.50%, 1/15/21                        1,432     1,451

      9.00%, 5/15/19                        3,138     3,344

Federal National Mortgage Assn.

      5.50%, 11/1/05                           99        96

      7.00%, 1/1/00 - 4/1/09               13,510    13,511

      11.00%, 10/1/00 - 1/1/01                194       204

    7 year balloon

      9.00%, 8/1/97 - 7/1/98                1,912     1,930

      9.50%, 6/1/97 - 1/1/98                  115       116

    REMIC

      6.50%, 5/25/04                        7,250     7,243

      7.50%, 8/25 - 11/25/05               12,770    12,863

    TBA, 9.00%, 5/1/05                      5,891     6,134

                                                     95,099

U.S. Government Guaranteed Obligations  1.6%

Government National Mortgage Assn.

    I

      8.50%, 2/15/05 - 3/15/06                708       731

      10.50%, 11/15/15                        236       262

      13.00%, 11/15/12 - 4/15/15               85       100

    GPM, I

      9.50%, 8/15 - 10/15/09                  110       119

      11.00%, 8/15/10                          60        66

      11.25%, 6/15/13 - 1/15/16               606       673

      11.75%, 7/15/13 - 11/15/15            2,013     2,262

      13.00%, 9/15/11                           8         9

    GPM, II, 11.00%, 9/20/13 - 4/20/14         12        13

Government National Mortgage Assn.

    Midget, I

      9.00%, 7/15/01 - 2/15/06          $     798 $     836

      9.50%, 5/15/01 - 4/15/05                218       228

      10.00%, 4/15/98 - 10/15/04              601       635

      11.50%, 5/15/00                          12        13

                                                      5,947

Total U.S. Government Mortgage-
    Backed Securities (Cost
    $104,556)                                       104,489

U.S. GOVERNMENT OBLIGATIONS  11.7%

U.S. Government Agency Obligations  2.5%

Federal Home Loan Mortgage, Deb.,
    6.725%, 8/15/00                         5,250     5,229

Federal National Mortgage Assn.,
    Deb., 6.15%, 12/14/01                   4,300     4,186

                                                      9,415

U.S. Treasury Obligations  9.2%

U.S. Treasury Notes

      5.25%, 12/31/97                       4,425     4,416

      6.125%, 8/31/98                      25,000    25,039

      6.375%, 4/30/99                       5,000     5,016

                                                     34,471

Total U.S. Government Obligations
    (Cost  $43,869)                                  43,886

NON-U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  0.4%

Great Western Bank, ARM, 5.87%,
    11/25/26                                1,284     1,242

Salomon Mortgage Security VII,
    CMO, 7.249%, 11/25/20                     151       148

Total Non-U.S. Government Mortgage-
    Backed Securities (Cost  $1,439)                  1,390

CERTIFICATES OF DEPOSIT  2.7%

Norddeutsche Landesbank (London),
    5.65%, 6/30/97                         10,000    10,001

Total Certificates of Deposit (Cost
    $10,000)                                         10,001

COMMERCIAL PAPER  1.4%

Investments in Commercial Paper
    through a Joint Account
      5.60 - 5.69%, 6/2/97                  5,265     5,265

Total Commercial Paper (Cost  $5,265)                 5,265

Total Investments in Securities

98.8% of Net Assets (Cost  $369,239)              $ 368,909

Other Assets Less Liabilities                         4,375

NET ASSETS                                        $ 373,284
                                                  _________

Net Assets Consist of:
Accumulated net investment income -
    net of distributions                          $  (1,873)

Accumulated net realized gain/loss -
    net of distributions                            (36,724)
Net unrealized gain (loss)                             (330)

Paid-in-capital applicable to
    80,315,088 shares of $0.01 par
    value capital stock outstanding;
    1,000,000,000 shares authorized                 412,211

NET ASSETS                                      $   373,284
                                                ___________

NET ASSET VALUE PER SHARE                       $      4.65
                                                ___________

    !  Private Placement
  ARM  Adjustable Rate Mortgage
  CMO  Collateralized Mortgage Obligation
  ETC  Equipment Trust Certificate
  GPM  Graduated Payment Mortgage
  MTN  Medium Term Note
REMIC  Real Estate Mortgage Investment Conduit
  TBA To be announced security purchased on a forward commitment basis; the aggregate liability for securities purchased under such agreements totaled $6,188,000 at 5/31/97.
 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at year-end amounts to 8.1% of net assets.

T. Rowe Price Short-Term Bond Fund
Statement of Operations
In thousands

                                                       Year
                                                      Ended
                                                    5/31/97

Investment Income

Interest income                                 $    27,828

Expenses
    Investment management                             1,795
    Shareholder servicing                               936
    Custody and accounting                              202
    Registration                                         56
    Prospectus and shareholder reports                   53
    Legal and audit                                      24
    Directors                                             9
    Miscellaneous                                         8

    Total expenses                                    3,083

Net investment income                                24,745

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities               (2,019)
Change in net unrealized gain or loss
    on securities                                     2,935

Net realized and unrealized gain (loss)                 916

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                            $  25,661

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Short-Term Bond Fund
Statement of Changes in Net Assets

In thousands

                                          Year
                                         Ended
                                       5/31/97   5/31/96
Increase (Decrease) in Net Assets

Operations
    Net investment income           $   24,745   $   29,537
    Net realized gain (loss)            (2,019)      (1,431)
    Change in net unrealized
      gain or loss                       2,935       (6,222)

    Increase (decrease) in net
      assets from operations            25,661       21,884

Distributions to shareholders
    Net investment income              (24,117)     (29,148)
    Tax return of capital                 (628)        (504)

    Decrease in net assets
      from distributions               (24,745)     (29,652)

Capital share transactions*
    Shares sold                        132,508      176,621
    Distributions reinvested            21,719       26,328
    Shares redeemed                   (211,357)    (259,409)

    Increase (decrease) in net
      assets from capital
      share transactions               (57,130)     (56,460)

Net Assets

Increase (decrease) during period      (56,214)     (64,228)
Beginning of period                    429,498      493,726

End of period                       $  373,284   $  429,498
                                    _______________________

*Share information
    Shares sold                         28,457       37,389
    Distributions reinvested             4,666        5,582
    Shares redeemed                    (45,418)     (54,882)

    Increase (decrease) in shares
      outstanding                      (12,295)     (11,911)

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Short-Term Bond Fund

May 31, 1997

Notes to Financial Statements

Note 1 - Significant Accounting Policies

T. Rowe Price Short-Term Bond Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on March 2, 1984.

Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities originally issued with maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities, are amortized for both financial reporting and tax purposes. Premiums and discounts on mortgage-backed securities are recognized upon principal repayment as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Commercial Paper Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Securities Lending The fund lends its securities to approved brokers to earn additional income and takes cash and U.S. Treasury securities as collateral to secure the loans. Collateral is maintained at not less than 100% of the value of loaned securities. At May 31, 1997, the value of securities on loan was $2,424,000. Although the risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $181,065,000 and $200,930,000, respectively, for the year ended May 31, 1997. Purchases and sales of U.S. government securities aggregated $215,161,000 and $239,455,000, respectively, for the year ended May 31, 1997.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $36,396,000, of which $373,000 expires in 1998, $52,000 in 2000, and $35,971,000 thereafter through 2005. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended May 31, 1997. The results of operations and net assets were not affected by the reclassifications.

Undistributed net investment income          $     (340,000)
Undistributed net realized gain                   3,734,000
Paid-in-capital                                  (3,394,000)

At May 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $369,239,000, and net unrealized loss aggregated $330,000, of which $1,239,000 related to appreciated investments and $1,569,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $137,000 was payable at May 31, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At May 31, 1997, and for the year then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc.
(TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Additionally, the fund is one of several T. Rowe Price mutual funds (the underlying funds) in which the T. Rowe Price Spectrum Income Fund (Spectrum) invests. In accordance with an agreement among Spectrum, the underlying funds, the manager, and TRPS, expenses from the operation of Spectrum are borne by the underlying funds based on each underlying fund's proportionate share of assets owned by Spectrum. The fund incurred expenses pursuant to these related party agreements totaling approximately $901,000 for the year ended May 31, 1997, of which $75,000 was payable at period-end.

T. Rowe Price Short-Term Bond Fund

Report of Independent Accountants

To the Board of Directors and Shareholders of
T. Rowe Price Short-Term Bond Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Short-Term Bond Fund, Inc. (the "Fund") at May 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1997 by correspondence with the custodian and brokers and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Baltimore, Maryland
June 18, 1997

T. Rowe Price Shareholder Services
Investment Services And Information
Knowledgeable Service Representatives

By Phone 1-800-225-5132  Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.
In Person  Available in T. Rowe Price Investor Centers.

Account Services

Checking  Available on most fixed income funds ($500 minimum).

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(registered trademark) and
T. Rowe Price OnLine.

Discount Brokerage*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.


Investment Information

Combined Statement  Overview of your T. Rowe Price accounts.
Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit,
Diversifying Overseas: A Guide to International Investing,
Personal

Strategy Planner, Retirees Financial Guide, and Retirement
Planning Kit.

T. Rowe Price Mutual Funds

Stock Funds

Domestic

Balanced
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Dividend Growth
Equity Income
Equity Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Science & Technology
Small-Cap Stock**
Small-Cap Value*
Spectrum Growth
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond Funds

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Insured
Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond
International/Global
Global Government Bond
Emerging Markets Bond
International Bond

Money Market Funds

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

Blended Asset FUNDS

Personal Strategy Income
Personal Strategy Balanced
Personal Strategy Growth

T. Rowe Price No-Load

Variable Annuity
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

 *  Closed to new investors.
**  Formerly the OTC Fund.

Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [V6021] is issued by Security Benefit Life Insurance Company. In New York, it [FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY.
T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.
*A division of T. Rowe Price Investment Services, Inc. Member
NASD/SIPC.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:  1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Short-Term Bond Fund(registered trademark).

Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.
F55-050  5/31/97


Chart 1 - Interest Rate Levels 3-line chart showing interest rates on the 5-year Treasury note, 2-year Treasury note, and federal funds target from 5/31/96 to 5/31/97

Chart 2 - Quality Diversification pie chart showing diversification of assets by credit quality as of 5/31/97.

Chart 3 - SEC chart showing the cumulative growth of $10,000 invested in the Short-Term Bond Fund over the past 10 years (or from inception for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.